CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS	9 Months Ended
Sep. 30, 2015 USD ($) $ / shares shares
Revenue
Revenue	$ 203,195
Operating expenses
Cost of revenue	87,889
Research and development expense	4,414,162
Sales and marketing expense	519,275
General and administrative expense	3,784,272
Total operating expenses	8,805,598
Loss from operations	(8,602,403)
Interest expense, net	(3,033,238)
Other income	(23,471)
Change in fair value of warrants	(501,617)
Net loss and comprehensive loss	(12,160,729)
Accretion of redeemable convertible preferred stock	(346,374)
Net loss attributable to common stockholders	$ (12,507,103)
Net loss per share attributable to common stockholders, basic and diluted (in dollars per share) | $ / shares	$ (2.28)
Weighted-average common shares outstanding, basic and diluted (in shares) | shares	5,488,655